UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33607	76-0526032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10111 Richmond Avenue, Suite 340

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 963-9522

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On November 30, 2012, GulfMark Offshore, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Wells Fargo Securities, LLC, as the representative of the several initial purchasers named therein (the “Initial Purchasers”), relating to the public offering of an additional $200 million aggregate principal amount of the Company’s 6.375% senior notes due 2022 (the “Additional Notes”) at par. The Additional Notes were offered as additional debt securities under an indenture pursuant to which the Company has issued $300 million aggregate principal amount of the Company’s 6.375% senior notes due 2022 on March 12, 2012 (the “Existing Notes”). The Additional Notes will have identical terms, other than the issue date, and will constitute part of the same series as the Existing Notes.

The offering of the Additional Notes closed on December 5, 2012. The net proceeds from the offering will be used to repay amounts outstanding under certain existing credit facilities and for general corporate purposes, including to fund vessel construction costs.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Initial Purchasers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Registration Rights Agreement

On December 5, 2012, in connection with the issuance of the Additional Notes, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Company and the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company will file an exchange offer registration statement with the Securities & Exchange Commission with respect to an offer to exchange the Additional Notes for substantially identical notes that are registered under the Securities Act. The Company agreed to use its reasonable best efforts to cause such exchange offer registration statement to become effective under the Securities Act and shall (i) keep the exchange offer registration statement effective for not less than 20 business days (or longer, if required by applicable law) after the date notice of such registered exchange offer is mailed to the holders of the Notes and (ii) consummate the registered exchange offer not later than 365 days after the date of original issue of the Existing Notes.

Under some circumstances, in lieu of a registered exchange offer, the Company has agreed to file a shelf registration statement with respect to the Additional Notes and to use their respective commercially reasonable efforts to keep the shelf registration statement effective until the restrictive legend has been removed and the Additional Notes are freely tradable under Rule 144 or the sale pursuant to the shelf registration statement of all of the Additional Notes registered thereunder. The Company is required to pay additional interest if they fail to comply with their obligations to exchange or register the Additional Notes within the specified time periods.

A copy of the Registration Rights Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

Relationships

The Initial Purchasers and their respective affiliates are full service financial institutions engaged in various activities which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The Initial Purchasers and their respective affiliates have from time to time performed, various financial advisory, commercial banking, investment banking and other related services for us and our affiliates for which they have received customary compensation, and they may continue to do so in the future. Affiliates of Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBS Securities Inc. are lenders under the Company’s Multicurrency Facility Agreement, and in their capacity as a lender thereunder will receive a portion of the net proceeds of the offering. An Affiliate of RBS Securities Inc. is the arranger of, and a lender and agent of the finance parties under, the Company’s Facility Agreement, and in its capacity as a lender thereunder will receive a portion of the net proceeds of the offering. Further, in the ordinary course of their various business activities, the Initial Purchasers and their respective affiliates may make or hold broad array of investments and actively trade debt and equity securities or related derivative securities and financial instruments which may include bank loans and/or credit default swaps for their own account and for the accounts of their customers and such investment and securities activities may involve our securities and/or instruments. The Initial Purchasers and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold for their own account and for the accounts of their customers, or recommend to clients that they acquire long and/or short positions in such securities and instruments.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.

Item 7.01.	Regulation FD Disclosure

On November 30, 2012, the Company issued a press release announcing that it intends to commence a private offering of the Additional Notes. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

On November 30, 2012, the Company issued a press release announcing the pricing of its private placement of Additional Notes. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 1.1	Purchase Agreement dated November 30, 2012, by and among GulfMark Offshore, Inc. and Wells Fargo Securities, LLC, as the representative of the several initial purchasers named therein.

Exhibit 4.1	Indenture dated as of March 12, 2012, by and among GulfMark Offshore, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed March 12, 2012).

Exhibit 4.2	Form of 6.375% Senior Notes due 2022 (incorporated by reference to Exhibit A to Exhibit 4.1 to Current Report on Form 8-K filed March 12, 2012).

Exhibit 4.3	Registration Rights Agreement dated December 5, 2012, by and among GulfMark Offshore, Inc. and Wells Fargo Securities, LLC, as the representative of the several initial purchasers named therein.

Exhibit 99.1	Press Release dated November 30, 2012, announcing a private offering of additional senior notes due 2022.

Exhibit 99.2	Press Release dated November 30, 2012, announcing the pricing of additional senior notes due 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GulfMark Offshore, Inc.

By:	/s/ Quintin V. Kneen
Name:	Quintin V. Kneen
Title:	Chief Financial Officer

December 6, 2012

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 1.1	Purchase Agreement dated November 30, 2012, by and among GulfMark Offshore, Inc. and Wells Fargo Securities, LLC, as the representative of the several initial purchasers named therein.

Exhibit 4.1	Indenture dated as of March 12, 2012, by and among GulfMark Offshore, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed March 12, 2012).

Exhibit 4.2	Form of 6.375% Senior Notes due 2022 (incorporated by reference to Exhibit A to Exhibit 4.1 to Current Report on Form 8-K filed March 12, 2012).

Exhibit 4.3	Registration Rights Agreement dated December 5, 2012, by and among GulfMark Offshore, Inc. and Wells Fargo Securities, LLC, as the representative of the several initial purchasers named therein.

Exhibit 99.1	Press Release dated November 30, 2012, announcing a private offering of additional senior notes due 2022.

Exhibit 99.2	Press Release dated November 30, 2012, announcing the pricing of additional senior notes due 2022.